Exhibit 10.6

CONFIDENTIAL

REDACTED

Certain identified information, indicated by [*****], has been excluded from the exhibit because it is both (i) not material and (ii) would likely cause competitive harm if publicly disclosed.

AMENDMENT NO. 3 TO THE

EXCLUSIVE COLLABORATION AND LICENSE AGREEMENT

by and between

CureVac AG (formerly CureVac GmbH), a German corporation with offices at Paul-Ehrlich-Str. 15, 72076 Tübingen, Germany ("CureVac"), and

Boehringer Ingelheim International GmbH, a German limited liability company with offices at Binger Straβe 173, 55216 Ingelheim am Rhein, Germany ("BI").

WHEREAS, the Parties entered into that certain Exclusive Collaboration and License Agreement effective as of August 21, 2014 (the "Original Agreement"), as amended by the first amendment effective as of June 30, 2015 (the "Amendment No. 1") and by the second amendment effective as of August 1, 2016 (the "Amendment No. 2") (the Original Agreement, as amended by Amendment No. 1 and Amendment No. 2, the "Agreement");

WHEREAS, the Parties agree that [*****] militate in favor of adapting the Development strategy for CV9202 (B11361849);

WHEREAS, CureVac chose not to exercise the waiver set forth in Section 6.2(b) of the Agreement; consequently CureVac has the right and the obligation to Manufacture all Licensed Vaccines for the Commercialization of the Licensed Products;

WHEREAS, the Parties wish to clarify certain matters relating to the Development of CV9202 (BI1361849);

NOW, THEREFORE, the Parties hereby agree as follows:

1.	Definitions. Terms defined in this Amendment No. 3 are used with those meanings in this Amendment No. 3. Terms not defined in this Amendment No. 3 are used with the meanings as defined in the Agreement.

2.	Diligence. Section 4.2.3 of the Agreement is hereby deleted in its entirety.

3.	CV9202 Development Plan. The Parties agree that Exhibit 4.2 to the Agreement is hereby replaced in its entirety by Exhibit 4.2 attached to this Amendment No. 3.

For clarity, no decision or confirmation by the JSC is required for this amendment of the CV9202 Development Plan. However, the JSC is entitled to review, validate, modify, update and amend the amended CV9202 Development Plan, as set forth in Article 8 of the Agreement.

4.	Phase III Clinical Supply Agreement. The deadline set forth in Section 6.2 of the Agreement until which the Parties shall negotiate in good faith commercially reasonable terms and conditions

CONFIDENTIAL

of an amendment to the Clinical Supply Agreement and conclude such amendment in order to cover Phase III Clinical Trial supply in accordance with the terms and conditions of the binding term sheet attached to the Agreement as Exhibit 6.2A is hereby extended until [*****].

5.	Commercial Supply Agreement. The deadline set forth in Section 6.2 of the Agreement until which the Parties shall negotiate in good faith commercially reasonable terms and conditions of a commercial supply agreement and conclude such commercial supply agreement in accordance with the terms and conditions of the binding term sheet attached to the Agreement as Exhibit 6.2B is hereby extended until the date that is [*****] after the last patient has been dosed for the first time in the ongoing Clinical Trial sponsored by LICR (“Last Patient In”). At least [*****] prior to then to be expected Last Patient In (as set forth in the then-current CV9202 Development Plan) the Parties shall commence negotiations for the Commercial Supply Agreement. In addition, the Parties shall conclude an amendment to the existing term sheet for commercial supply (Exhibit 6.2B to the Agreement) until [*****]. Further, CureVac shall provide a plan, to be updated at each JSC meeting, how CureVac will achieve manufacturing readiness in accordance with the CV9202 Development Plan and to ensure compatibility with CV9202 project planning at BI. The Commercial Supply Agreement shall include that CureVac shall reserve manufacturing slots for the estimated total amounts of mRNA as shown in the table below:

[*****]

6.	Section 6.3.1(b) Milestones.

Section 6.3.1(b) of the Agreement is hereby replaced in its entirety as follows:

“(b)	fails to achieve any one of the following milestone events

(i)	the JSC decides on achievement of process lock for drug substance (mRNA) development at [*****];

(ii)	the EMA and the FDA accept the comparability of the [*****] to the existing [*****] Manufacturing process at CureVac's pilot plant on or before [*****] or any later point in time if so delayed by the JSC or such delay is caused by BI internal processes;

(iii)	the competent health authority (at present: Regierungspräsidum Tübingen) approves the GMP IV facility on or before [*****]; or

(iv)	the JSC decides on successful completion of drug substance and drug product engineering runs on or before [*****].

7.	Manufacturing Information. Subject to Section 6.3.1 in order to enable BI to prepare for a potential future GMP Manufacturing of Licensed Vaccines by a BI Affiliate or a Permitted Third Party CMO (as defined in Section 6.3.2 of the Agreement), Section 7 of Amendment No. 2 provides that CureVac shall provide to BI the required (i.e., required for the aforementioned purpose), transparent and up-to-date information regarding its mRNA Manufacturing technology for the Licensed Vaccines. The Parties agree that the aforementioned obligation also includes the provision of the following documents, information and data to BI which CureVac shall provide to BI within [*****] after one of the conditions set forth in Section 6.3.1 has been met, the following documents to the extent they are available as of the date of the aforementioned condition is met;documents are not available to the extent they are subject to confidentiality or license restrictions precluding CureVac from disclosing the information contained in such documents to BI:

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•	Qualitative and quantitative composition final drug product/drug product intermediates

•	Raw material/Excipient functionality, specification, quality/grade and suppliers

•	Raw material/Excipient/starting material/drug substance/drug product/packaging material: testing procedure, incl. parameters, methods and equipment

•	Raw material/Excipient/starting material/drug substance/drug product/packaging material: storage and stability information

•	Presentation of finished drug product (parameters, appearance, packaging materials)

•	Description of manufacturing process (master cell bank, plasmid vectors, pDNA, mRNA drug substance and drug product)

•	Manufacturing equipment (pDNA, mRNA drug product)

•	Essential requirements for manufacturing process/equipment, e.g. special layout of manufacturing area, measures to avoid cross-contamination, in-process controls during manufacturing.

8.	Scope of Exclusive License. For the avoidance of doubt, during the term of the Agreement and subject to CureVac’s right to perform its obligations under the Agreement, CureVac will not grant any license under CureVac Licensed Intellectual Property to any Third Party for the Development or Commercialization of a Licensed Vaccine regardless of whether the Licensed Vaccine is protamine-complexed or otherwise formulated.

9.	PharmaJet Device. At BI’s request, CureVac and BI shall enter into good faith negotiations and conclude an agreement under which CureVac grants to BI a non-exclusive sublicense, for the Development and Commercialization of Licensed Vaccines, under the licenses granted to CureVac under that certain License and Supply Agreement by and between CureVac and PharmaJet Inc. effective as of January 14, 2013. The parties will also discuss in good faith alternative routes of licensing, such as a direct license by BI from PharmaJet.

10.	Consulting Support for Commercial Facility. BI’s consulting support for CureVac’s commercial facility as outlined in Section 6 of Amendment No. 1 is deemed completed. In case further critical topics relating to CureVac’s commercial facility arise both Parties will discuss whether to resume the consultancy in defined support areas. Any consultancy resumption requires a unanimous decision of the JSC to be documented in meeting minutes.

11.	Full Force and Effect. The Parties confirm that the Agreement, as amended by this Amendment No. 3, is in full force and effect.

12.	Amendment Effective Date. This Amendment No. 3 shall enter into force on [*****].

Signature page follows.

CONFIDENTIAL

IN WITNESS WHEREOF, the Parties have caused this Amendment No. 3 to be executed by their duly authorized representatives. This Amendment No. 3 may be executed in one or more counterparts, each of which will be deemed an original, but all of which will constitute but one and the same instrument.

CUREVAC AG		BOEHRINGER INGELHEIM INTERNATIONAL GMBH

Date: July 17, 2019		Date: August 9, 2019

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By:	/s/ Florian von der Mülbe	By:	/s/ Jochen Gann

Name:	Florian von der Mülbe	Name:	Jochen Gann

Title:	Chief Production Officer	Title:	Authorized Signatory August 08, 2019
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By:	/s/ Franz-Werner Haas	By:	/s/ Dorothee Schwall-Rudolph

Name:	Franz-Werner Haas	Name:	Dorothee Schwall-Rudolph

Title:	Chief Operating Officer	Title:	Authorized Signatory

CONFIDENTIAL

Exhibit 4.2: CV9202 Development Plan

[*****]